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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 17, 1995 included in Enron Corp.'s Annual Report on Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                                ARTHUR ANDERSEN LLP


Houston, Texas
June 30, 1995